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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 iGENISYS, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

Colorado                                                         84-1186026
------------------------                                   -------------------
(State of Incorporation                                      (I.R.S. Employer
or organization)                                           Identification No.)

             654 North Belt East, Suite 310, Houston, Texas  77060
         -------------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class                        Name of each exchange on which
  to be registered                           each class is to be registered

     None                                               N/A
  ----------------------                     -------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.      ____

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.        X
                                                 -----

Securities Act registration statement file number to which this form relates:
                                                               (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.001 par value
                       --------------------------------
                               (Title of Class)


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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.       Description of Registrant's Securities to Be Registered.
------        -------------------------------------------------------

              A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Securities" commencing at page 55 of the Prospectus included in the Registrant's Form SB-2 Registration Statement, SEC File No. 333-90117 filed with the Securities and Exchange Commission (the "Commission") on September 19, 2000, and is incorporated herein by reference.

Item 2.       Exhibits.
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Exhibit No.   Title
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1.0  Specimen stock certificate (1)

2.0  Amended and Restated Articles of Incorporation (1)

3.0  Bylaws (1)

______________________________

(1) Incorporated by reference from the Registrant's Registration Statement on Form SB-2, SEC File No. 333-90117


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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  iGENISYS, INC.


Dated:   October 31, 2000              By:   /s/ J. Daniel Bell
         -----------------------       ------------------------------
                                           J. Daniel Bell, President